Plant Closure and Assets Held for Sale	12 Months Ended
Dec. 31, 2017
Plant Closure and Assets Held for Sale
Plant Closure and Assets Held for Sale

5. Plant Closure and Assets Held for Sale

In August 2017, the Company approved and announced the closing of its Paper and Packaging segment box plant located in Oakland, California.  All operating activities ceased at this location in October 2017.  For the year ended December 31, 2017, the Company recorded charges of $10.2 million, which includes $6.0 million write-off of impaired property, plant and equipment, $1.5 million of severance and other employee costs, $1.7 million of facility carrying costs and $1.0 million write-off of impaired inventory.

As of December 31, 2017, the Company’s Consolidated Balance Sheets includes $7.2 million of land and building held for sale and is included in prepaid expenses and other current assets.